UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2006
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED 7-27-06

Item 2.02. Results of Operations and Financial Condition
     On July 27, 2006, the Company issued a press release announcing that it had completed the sale of the equipment associated with its industrial wire business for $6.0 million and will record a pre-tax gain of $1.3 million from discontinued operations during its fourth quarter ending September 30, 2006. The Company had previously exited the industrial wire business with the closure of its Fredericksburg, Virginia facility in June.
     In view of the completion of the transaction following the July 20th announcement of the Company’s third-quarter financial results but prior to the filing of its Form 10-Q for the quarter ended July 1st, the Company has revised its third-quarter financial statements to reflect the increase in the estimated fair value of the equipment that was sold. As a result of this revision, the Company has reversed the previously reported after-tax impairment charge of $1.0 million related to the equipment, reducing the loss from discontinued operations per diluted share from $0.12 to $0.07 and increasing net earnings per diluted share from $0.38 to $0.43. The previously reported amount for earnings from continuing operations remains unchanged at $9.1 million, or $0.50 per diluted share. The financial statements accompanying the release have been revised to reflect these changes. The amounts recorded in connection with the sale of the assets and closure of the plant are subject to future adjustment based upon the net proceeds realized from the liquidation of the remaining property, plant and equipment and the actual closure costs incurred.
     A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in Item 2.02 of this Current Report on Form 8-K, including the related information in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press release dated July 27, 2006 announcing the completion of the sale of the equipment associated with the Company’s industrial wire business.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant
Date: July 27, 2006	By:	/s/ H.O. Woltz III
H.O. Woltz III
President and Chief Executive Officer

Date: July 27, 2006	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Chief Financial Officer and Treasurer